SPDR® SERIES TRUST
Supplement Dated September 28, 2011
to the
Prospectus Dated October 31, 2010 as supplemented
SPDR® S&P® Building & Construction ETF
SPDR® S&P® Computer Hardware ETF
SPDR® S&P® LeisureTime ETF
SPDR® S&P® Outsourcing & IT Consulting ETF
All above-listed ETFs are not yet in operation and thus are not currently offered by the SPDR Series Trust.
The SPDR® S&P® Computer Software ETF (STW) has changed its name and ticker symbol to SPDR® S&P® Software & Services ETF (XSW) (the “Fund”). All references to the Fund’s name and ticker symbol should reflect this change. Additionally, the Fund’s benchmark index has changed its name and methodology. The new name of the index is the S&P Software & Services Select Industry Index. All references to the Fund’s index should reference the S&P Software & Services Select Industry Index. Also, on page 81 of the Prospectus, the third paragraph of the section titled “THE FUND’S INVESTMENT STRATEGY” is changed to reflect the benchmark index changes as set forth in the paragraph below.
The Index represents the application software, data processing and outsourced services, home entertainment software, internet software and services, IT consulting, and systems software sub-industries of the S&P Total Stock Market Index (“S&P TMI”). The Index is one of twenty five (25) S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries as defined by the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is determined by a stock’s GICS classification, as well as by liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to a particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million (“market capitalization threshold”) with a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than or equal to 90% (the “liquidity threshold”) or have a float-adjusted market capitalization above $400 million (“market capitalization threshold”) with a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than or equal to 150% (the “liquidity threshold”); (ii) represent 100% of the float-adjusted market capitalization of the relevant GICS sub-industry(ies); (iii) are U.S.-based companies; and (iv) the length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. S&P has separated the inclusion and exclusion criteria such that existing index constituents may satisfy a lower market capitalization and trading volume requirement than those not included in the index as of the index rebalancing reference date. Existing index members must have a float-adjusted market capitalization above $300 million with a liquidity ratio greater or equal to 50%. Rebalancing occurs on the third Friday of the quarter-ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The index is an equal weighted market cap index. As of August 31, 2011, the index was comprised of 134 stocks.
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On page 69 of the Prospectus, the last sentence of the first paragraph is changed to read as follows:
As of August 31, 2011, the index was comprised of 34 stocks.
On page 88 of the Prospectus, the last sentence of the first paragraph is changed to read as follows:
As of August 31, 2011, the index was comprised of 57 stocks.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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